                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of report: July 10, 2000
                    Capita Equipment Receivables Trust 1997-1

    A New York              Commission File             I.R.S. Employer
   Corporation              No. 333-34793                No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973)606-3500

ITEM. 5  OTHER
CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:                JULY 10, 2000   PAYMENT DATE:  JULY 17, 2000
COLLECTION PERIOD:                 JUNE 30, 2000

    I.    INFORMATION REGARDING THE CONTRACTS

        1.  CONTRACT POOL PRINCIPAL BALANCE
            a.      Beginning of Collection Period                                   $300,930,385
            b.      End of Collection Period                                         $283,085,272
            c.      Reduction for Collection Period                                  $ 17,845,112
        2.  DELINQUENT SCHEDULED PAYMENTS
            a.      Beginning of Collection Period                                   $  7,051,062
            b.      End of Collection Period                                         $  6,918,500
        3.  LIQUIDATED CONTRACTS
            a.      Number of Liquidated Contracts                                            154
                    with respect to Collection Period                                         ---
            b.      Required Payoff Amounts of Liquidated Contracts                  $  1,562,395
            c.      Total Reserve for Liquidation Expenses                           $      --
            d.      Total Liquidation Proceeds Received                              $     316,578
            e.      Liquidation Proceeds Allocated to Owner Trust                    $     273,778
            f.      Liquidation Proceeds Allocated to Depositor                      $      42,800
            g.      Current Realized Losses                                          $   1,288,617
        4.  PREPAID CONTACTS
            a.      Number of Prepaid Contracts with respect                                   315
                    to Collection Period                                                       ---
            b.      Required Payoff Amounts of Prepaid Contracts                     $     814,995
        5.  PURCHASED CONTRACTS (BY TCC)
            a.      Number of Contracts Purchased by TCC with                                    0
                    respect to Collection Period                                                 -
            b.      Required Payoff Amounts of Purchased Contracts                   $      --

 6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                                      -----------------------------------------------------------------------------
                                                                                                   % OF AGGREGATE
                                        NUMBER OF           % OF            AGGREGATE REQUIRED     REQUIRED PAYOFF
                                        CONTRACTS         CONTRACTS           PAYOFF AMOUNTS           AMOUNTS
                                      -----------------------------------------------------------------------------
     a.      Current                     28,583            88.48%              $258,581,889            89.17%
     b.      31-60 days                   1,803             5.58%              $ 16,291,442             5.62%
     c.      61-90 days                    869              2.69%              $  7,437,313             2.56%
     d.      91-120 days                   431              1.33%              $  3,155,815             1.09%
     e.      120+ days                     620              1.92%              $  4,537,314             1.56%
     f.      Total                       32,306            100.00%             $290,003,772           100.00%


 7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

     ------------------------------------------------------------------------------------------------------------------
                                           % OF                 % OF                   % OF                 % OF
                                         AGGREGATE            AGGREGATE             AGGREGATE             AGGREGATE
                                      REQUIRED PAYOFF      REQUIRED PAYOFF       REQUIRED PAYOFF       REQUIRED PAYOFF
                                          AMOUNTS              AMOUNTS               AMOUNTS               AMOUNTS
         COLLECTION
            PERIODS                 31-60 DAYS PAST DUE  61-90 DAYS PAST DUE   91-120 DAYS PAST DUE  120+ DAYS PAST DUE
     ------------------------------------------------------------------------------------------------------------------
             06/30/00                      5.62%                2.56%                 1.09%                 1.56%
             05/31/00                      4.63%                1.83%                 1.16%                 1.57%
             04/30/00                      4.92%                2.47%                 1.45%                 1.34%
             03/31/00                      5.20%                2.85%                 1.14%                 1.25%
             02/29/00                      6.39%                2.83%                 1.32%                 1.63%
             01/31/00                      5.70%                2.42%                 1.30%                 1.55%
             12/31/99                      5.66%                2.51%                 1.39%                 1.25%
             11/30/99                      5.55%                2.46%                 1.24%                 1.39%
             10/31/99                      5.24%                2.77%                 1.17%                 1.45%
             09/30/99                      5.19%                2.14%                 1.13%                 1.38%
             08/31/99                      4.43%                2.01%                 1.19%                 1.22%
             07/31/99                      4.53%                2.14%                 1.21%                 1.27%
             06/30/99                      5.01%                2.02%                 1.19%                 1.31%
             05/31/99                      5.77%                2.37%                 1.10%                 1.38%
             04/30/99                      5.01%                2.11%                 0.86%                 1.09%
             03/31/99                      5.41%                2.06%                 0.92%                 1.15%
             02/28/99                      5.60%                2.08%                 1.15%                 1.24%
             01/31/99                      5.46%                2.19%                 0.94%                 1.11%
             12/31/98                      5.26%                1.86%                 0.90%                 0.93%
             11/30/98                      5.07%                1.66%                 0.78%                 0.88%
             10/31/98                      3.93%                1.32%                 0.66%                 0.98%
             09/30/98                      3.98%                1.18%                 0.62%                 0.94%
             08/31/98                      3.34%                1.23%                 0.53%                 0.60%
             07/31/98                      3.28%                1.12%                 0.52%                 0.85%
             06/30/98                      2.76%                1.14%                 0.58%                 0.81%
             05/31/98                      3.63%                1.12%                 0.61%                 0.75%
             4/30/98                       3.46%                1.03%                 0.63%                 0.69%
             3/31/98                       3.30%                1.26%                 0.51%                 0.63%
             2/28/98                       6.09%                1.42%                 0.59%                 0.52%
             1/31/98                       3.34%                0.96%                 0.41%                 0.26%
             12/31//97                     3.17%                0.86%                 0.36%                 0.01%
             11/30/97                      2.89%                0.49%                 0.00%                 0.00%

 8.  HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                                 ---------------------------------------------------------------------------
                                                  COLLECTION      3 COLLECTION       6 COLLECTION PERIODS   CUMULATIVE SINCE
                                                    PERIOD       PERIODS ENDING             ENDING            CUT-OFF DATE
                                                    JUNE-00          JUNE-00               JUNE-00
                                                 ---------------------------------------------------------------------------
     a.   Number of Liquidated Contracts           154              541                  1,368                 8,007
     b.   Number of Liquidated                   0.204%           0.715%                 1.808%               10.584%
          Contracts as a Percentage
          of Initial Contracts
     c.   Required Payoff Amounts of            1,562,395        4,434,527             9,262,095            67,406,238
          Liquidated Contracts
     d.   Liquidation Proceeds Allocated         273,778         1,067,927             1,966,894            10,919,415
          to Owner Trust
     e.   Aggregate Current Realized            1,288,617        3,366,600             7,295,201            56,486,822
          Losses
     f.   Aggregate Current Realized             0.112%           0.294%                 0.636%               4.925%
          Losses as a Percentage of
          Cut-off Date Contract Pool

             Principal Balance


II.   INFORMATION REGARDING THE SECURITIES

   1.  SUMMARY OF BALANCE INFORMATION

    -------------------------------------------------------------------------------------------------------------------------

                                    PRINCIPAL BALANCE AS OF  CLASS FACTOR AS OF  PRINCIPAL BALANCE AS OF  CLASS FACTOR AS OF
              CLASS       COUPON         JULY 17, 2000         JULY 17, 2000          JUNE 15, 2000          JUNE 15, 2000
                           RATE          PAYMENT DATE           PAYMENT DATE          PAYMENT DATE           PAYMENT DATE

    -------------------------------------------------------------------------------------------------------------------------
a.  Class A-1 Notes      5.790000%            $0                  0.00000                  $0                   0.00000
b.  Class A-2 Notes      6.030000%            $0                  0.00000                  $0                   0.00000
c.  Class A-3 Notes      6.120000%            $0                  0.00000                  $0                   0.00000
d.  Class A-4 Notes      6.190000%       $167,983,834             0.64310             $184,152,907              0.70500
e.  Class A-5 Notes      6.776250%        $18,789,938             0.17895              $20,598,540              0.19618
f.  Class B Notes        6.450000%        $68,820,000             1.00000              $68,820,000              1.00000
g.  Class C Notes
    (Quarterly Paying)   6.480000%        $34,410,000             1.00000              $34,410,000              1.00000
h.  Total                  N.A.          $290,003,772             0.25285             $307,981,446              0.26852


     Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $ 290,003,771.90 and the CCA Balance is $30,980,747.65.



  2.  MONTHLY PRINCIPAL AMOUNT

      a.      Principal Balance of Notes                                                              $307,981,446
              (End of Prior Collection Period)
      b.      Contract Pool Principal Balance (End of Collection Period)                              $283,085,272
      c.      Monthly Principal Amount                                                                $ 24,896,174
  3.  GROSS COLLECTIONS
      a.      Scheduled Payments Received                                                             $ 17,465,173
      b.      Liquidation Proceeds Allocated to Owner Trust                                           $    273,778
      c.      Required Payoff Amounts of Prepaid Contracts                                            $    814,995
      d.      Required Payoff Amounts of Purchased Contracts                                          $      --
      e.      Proceeds of Clean-up Call                                                               $      --
      f.      Investment Earnings on Collection, Note Distribution and Class C Funding Accounts       $     61,508
      g.      Extension Fees Allocated to Owner Trust                                                 $      --
      h.      Total Gross Collections (sum of (a) through (g))                                        $ 18,615,454
  4.  DETERMINATION OF AVAILABLE FUNDS
      a.      Total Gross Collections                                                                 $ 18,615,454
      b.      Withdrawal from Cash Collateral Account                                                 $  1,288,617
      c.      Total Available Funds                                                                   $ 19,904,071
  5.  CLASS A-5 SWAP
      a.      Payment Details
              1- Class A-5 Assumed Fixed Rate                                                            6.250000%
              2- Class A-5 Assumed Fixed Rate Day Count(30/360)                                          0.0833333
              3- Class A-5 Interest Rate (Libor + .125%)                                                 6.776250%
              4- Class A-5 Interest Rate Day Count(Actual/360)                                           0.0888889
              5- Class A-5 Principal Amount                                                           $ 20,598,540
      b.      Net Payment Calculation
              1- Class A-5 Assumed Fixed Payment                                                      $    107,284
              2- Class A-5  Interest Payment                                                          $    124,072
              3- Net Class A-5 Swap Payment From/(To) the Trust                                       $    (16,788)

  6.  APPLICATION OF AVAILABLE FUNDS

  --------------------------------------------------------------------------------------------------------
                  ITEM                                    AMOUNT                 REMAINING AVAILABLE FUNDS
  --------------------------------------------------------------------------------------------------------
  a.      Total Available Funds                                                           19,904,071
  b.      Servicing Fee                                    313,469                        19,590,602
  c.      Interest on Notes:
          i)    Class A-1 Notes                                 --                        19,590,602
          ii)   Class A-2 Notes                                 --                        19,590,602
          iii)  Class A-3 Notes                                 --                        19,590,602
          iv)   Class A-4 Notes                            949,922                        18,640,680
          v)    Class A-5 Swap Net Settlement              (16,788)                       18,657,468
          vi)   Class A-5 Notes                            124,072                        18,533,396
          vii)  Class B Notes                              369,908                        18,163,488
          vii)  Class C Funding Account                    185,814                        17,977,674
  d.      Principal on Notes:
          i)    Class A-1 Notes                                 --                        17,977,674
          ii)   Class A-2 Notes                                 --                        17,977,674
          iii)  Class A-3 Notes                                 --                        17,977,674
          iv)   Class A-4 Notes                         16,169,073                         1,808,602
          v)    Class A-5 Notes                          1,808,602                                --
          vi)   Class B Notes                                   --                                --
          vii)  Class C Funding Account                         --                                --
  e.      Deposit to Cash                                       --                                --
          Collateral Account
  f.      Amount to be applied in                               --                                --
          accordance with CCA
          Loan Agreement

  g.      Balance, if any, to Equity Certificates               --                                --


  7. ACCRUED MONTHLY PRINCIPAL AND INTEREST DEPOSITED INTO THE CLASS C FUNDING ACCOUNT

              Collection Period                                   May-00           June-00
              Beginning Balance                                     0              185,814
              Principal Deposited                                   0
              Interest Deposited                                 185,814           185,814
              ------------------                                 -------           -------
              Total Amount Available for Distribution            185,814           371,628
              Amount Distributed                                    0                 0
              ------------------                                    -                 -
              Ending Balance                                     185,814           371,628


  8.  QUARTERLY APPLICATION OF AVAILABLE FUNDS IN THE CLASS C FUNDING ACCOUNT

      ----------------------------------------------------------------------------------------------------
              ITEM                                                 AMOUNT        REMAINING AVAILABLE FUNDS
      ----------------------------------------------------------------------------------------------------
      a.      Total Available Funds                                                       371,628
      b.      Interest to Class C Note Holders                        0                   371,628

      c.      Principal to Class C Note Holders                       0                   371,628

 III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

       1.  BALANCE RECONCILIATION

           ---------------------------------------------------------------------------------------------------------------------
                                                                                                 JULY 17, 2000
                                 ITEM                                                            PAYMENT DATE
           ---------------------------------------------------------------------------------------------------------------------
           a.      Available Cash Collateral Amount (Beginning)                                    $ 32,630,144
           b.      Deposits to Cash Collateral Account (II.5(f))                                   $         --
           c.      Withdrawals from Cash Collateral Account                                        $  1,288,617
           d.      Releases of Cash Collateral Account Surplus                                     $    360,780
                   (Excess, if any of (a) plus (b) minus (c) over (f))
           e.      Available Cash Collateral Amount (End)                                          $ 30,980,748
                   (Sum of (a) plus (b) minus (c) minus (d))
           f.      Requisite Cash Collateral Amount                                                $ 30,980,748
           g.      Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))             $         --
       2.          CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
           a.      For Payment Dates from, and including, the
                   December  1997 Payment Date  to,
                   and including, the December 1998 Payment Date
                   1) Initial Cash Collateral Amount                                               $ 83,153,171
           b.      For Payment Dates from, and including, the
                   November 1998 Payment Date until
                    the Final Payment Date, the sum of
                   1) 8.5% of the Contract Pool Principal Balance                                  $ 24,062,248
                   2) The Aggregate Principal Balance of the Notes
                    and the Equity Certificate Balance less the                                    $  6,918,500
                    Contract Pool Principal Balance
                   3) Total ((1) plus (2))                                                         $ 30,980,748
           c.      Floor equal to the lesser of
                    1) 2% of Cut-Off Date Contract Pool Principal                                  $ 22,938,806
                   Balance ($22,938,806); and
                   2) the Aggregate Principal Balance of the Notes                                 $290,003,772
           d.      Requisite Cash Collateral Amount                                                $ 30,980,748
       3.          CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
           a.      Interest Shortfalls                                                             $         --
           b.      Principal Deficiency Amount                                                     $  1,288,617
           c.      Principal Payable at Stated Maturity Date of                                    $         --
                   Class of Notes or Equity Certificates
           d.      Total Cash Collateral Account Withdrawals                                          1,288,617

  IV.    INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


    ------------------------------------------------------------------------------------------------------------------
                         DISTRIBUTION              CLASS A-1             CLASS A-2       CLASS A-3       CLASS A-4
                           AMOUNTS                   NOTES                 NOTES           NOTES           NOTES
    ------------------------------------------------------------------------------------------------------------------
    1. Interest Due                                 $ --              $ --              $ --             $   949,922
    2. Interest Paid                                $ --              $ --              $ --             $   949,922
    3. Interest Shortfall                           $ --              $ --              $ --             $        --
    ((1) minus (2))
    4. Principal Due                                $ --              $ --              $ --             $16,169,073
    5. Principal Paid                               $ --              $ --              $ --             $16,169,073
    6. Total Distribution Amount                    $ --              $ 0               $ --             $17,118,995
    ((2) plus (4))


    ----------------------------------------------------------------------------------------------------------------------------
                          DISTRIBUTION              CLASS A-5              CLASS B              CLASS C
                            AMOUNTS                   NOTES                 NOTES                NOTES             TOTALS
    ----------------------------------------------------------------------------------------------------------------------------
    1. Interest Due                                 $124,072         $369,908              $ --                 $ 1,443,901
    2. Interest Paid                                $124,072         $369,908              $ --                 $ 1,443,901
    3. Interest Shortfall                           $   --           $  --                 $ --                 $    --
    ((1) minus (2))
    4. Principal Due                                $1,808,602       $  --                 $ --                 $17,977,674
    5. Principal Paid                               $1,808,602       $  --                 $ --                 $17,977,674
    6. Total Distribution Amount                    $1,932,674       $369,908              $ --                 $19,421,576
    ((2) plus (4))


  V.      INFORMATION REGARDING OTHER POOL CHARACTERISTICS

      ----------------------------------------------------------------------------------------------
                                                         AS OF END OF            AS OF END OF
                          ITEM                              JUNE-00                 MAY-00
                                                       COLLECTION PERIOD       COLLECTION PERIOD
      ----------------------------------------------------------------------------------------------
  1.  ORIGINAL CONTRACT CHARACTERISTICS
      a.   Original Number of Contracts                     75,651                   N.A.
      b.   Cut-Off Date Contract Pool                   $1,146,940,285               N.A.
           Principal Balance
      c.   Original Weighted Average                         46.6                    N.A.
            Remaining Term (in months)
      d.   Weighted Average Original Term                    53.7                    N.A.
            (in months)
  2.  CURRENT CONTRACT CHARACTERISTICS
      a.   Number of Contracts                              32,306                  33,966
      b.   Average Contract Principal Balance               $8,763                  $8,860
      c.   Weighted Average Remaining Term                   23.5                    24.2


                                  Page 8 0f 10

  VI. CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1 PREPAYMENT SCHEDULE

    ------------------------------------------------         ---------------------------------------------------
    PAYMENT DATE                       SINCE ISSUE           PAYMENT DATE                          SINCE ISSUE
      PERIOD                               CPR                 PERIOD                                  CPR
    ------------------------------------------------         ---------------------------------------------------
          1           December-97       -0.436%                      21            August-99         7.940%
          2            January-98        5.709%                      22          September-99        8.047%
          3           February-98        6.693%                      23           October-99         7.776%
          4             March-98         6.904%                      24           November-99        7.545%
          5             April-98         7.280%                      25           December-99        7.700%
          6              May-98          7.462%                      25           January-00         7.607%
          7             June-98          6.903%                      26           February-00        8.193%
          8             July-98          7.298%                      27            March-00          8.215%
          9            August-98         7.115%                      28            April-00          8.508%
         10           September-98       7.118%                      29             May-00           8.326%
         11            October-98        6.694%                      30             June-00          8.519%
         12           November-98        6.643%                      31             July-00          8.585%
         13           December-98        7.065%
         14            January-99        7.152%
         15           February-99        7.261%
         16             March-99         7.336%
         17             April-99         7.666%
         18              May-99          7.937%
         19             June-99          7.515%
         20             July-99          7.873%


       VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS
               A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

     The undersigned, on behalf of AT&T Capital Corporation,in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 3, 1997 (the "Transfer and Servicing
  Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T
   Capital Corporation, in its individual capacity and as Servicer, DO HEREBY
    CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to
    Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                                 July 17, 2000 .


   This Certificate shall constitute the Servicer's Certificate as required by
  Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                            AT&T CAPITAL CORPORATION


                            Glenn Votek
                            ---------------------
                            Glenn Votek
                            Executive Vice President, and Treasurer


                                  Page 10 of 10